As filed with the Securities and Exchange Commission on November 14, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2018 – September 30, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

Beck, Mack & Oliver Partners Fund

Semi-Annual Report

September 30, 2018
(Unaudited)

Beck, Mack & Oliver LLC

BECK, MACK & OLIVER PARTNERS FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2018

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) returned +11.59% net of fees and expenses for the six-month semi-annual period ended September 30, 2018 (the “Semi-Annual Period”), resulting in a net asset value of $12.90. By comparison, during the Semi-Annual Period, the S&P 500 Index, which is the Partners Fund’s principal benchmark, returned +11.41%.

Performance Update

Below is an updated version of a performance comparison table that was introduced in the letter for the fiscal year ended March 31, 2017, and that has been included in each of our subsequent shareholder letters. Among other things, we believe that this table is useful for evaluating the performance of the Partners Fund under its current management.1

	Cumulative Total Returns
	12/1/09 – 3/31/14	3/31/14 – 3/31/16	3/31/16 – 3/31/18
Beck, Mack & Oliver Partners Fund	+90.28%	-21.46%	+45.28%
S&P 500 Index	+85.01%	+14.74%	+48.81%

(Performance data quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786.)

While the Partners Fund slightly outperformed the S&P 500 Index during the Semi-Annual Period, its cumulative total return since March 31, 2016, has moderately lagged that of the S&P 500 Index. In order to put the relative performance of the Partners Fund over the last two and a half years into some context, we would like to revisit two themes that we discussed in the letter for the fiscal year ended March 31, 2018 (the “March 2018 Letter”):

●	Recent equity market returns have significantly exceeded their long-term averages. The +48.81% cumulative total return of the S&P 500 Index since March 31, 2016, corresponds to an annualized total return of +17.23%. By comparison, the +45.28% cumulative total return of the Partners Fund during that time corresponds to an annualized total return of +16.11%. Over the 10, 20, 30, 40, and 50 years ended September 30, 2018, the annualized total return of the S&P 500 Index was +11.97%, +7.42%, +10.61%, +11.79%, and +10.16%, respectively.

[1]	For more details on the changes to the management the Partners Fund that were completed in early calendar 2016, please see the letter for the fiscal year ended March 31, 2017, and the letter for the six-month semi-annual period ended September 30, 2017, which are available at the following link: https://www.beckmack.com/USStrategy.aspx?category=shareholderReports.

BECK, MACK & OLIVER PARTNERS FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2018

●	“Growth” equity returns have been outperforming “value” equity returns. While any distinction between “growth” and “value” is not absolute, we believe that the investment strategy of the Partners Fund—which emphasizes long-term fundamentals and seeks to purchase securities at prices below their intrinsic value—is generally more comparable to “value”-oriented investment strategies. Since March 31, 2016, the S&P 500 Growth Index has generated a cumulative total return of +58.84%, while the S&P 500 Value Index has generated a cumulative total return of +37.15%. Over long periods of time, however, the total returns of the S&P 500 Growth Index and of the S&P 500 Value Index tend to approximately converge on those of the S&P 500 Index. For instance, over the 20 years[2] ended September 30, 2018, the annualized total returns of the S&P Growth Index and the S&P Value Index were +7.48% and +7.03%, respectively, compared to +7.42% for the S&P 500 Index.

As we have stated before, we are steadfastly focused on preserving your capital and on outperforming the broader equity market—for which the S&P 500 Index is an appropriate proxy—over long periods of time. Every investment professional at Beck, Mack & Oliver LLC, which is the investment adviser to the Partners Fund, personally owns shares of the Partners Fund.

Largest Positive & Negative Contributors

The table below indicates the largest positive and negative single-security contributors to investment performance as well as the total returns of the underlying securities during the Semi-Annual Period.3

Largest Positive Contributors
Position	Contribution	Total Return
CenturyLink, Inc.	+1.42%	+36.3%
Discovery, Inc.	+1.34%	+51.5%
Microsoft Corp.	+1.27%	+26.3%

Largest Negative Contributors
Position	Contribution	Total Return
San Juan Basin Royalty Trust	-0.55%	-36.1%
HomeFed Corp.	-0.52%	-10.1%
Anheuser Busch InBev SA/NV	-0.35%	-18.4%

CenturyLink, Inc.

The largest positive contributor to investment performance during the Semi-Annual Period was CenturyLink, Inc. (“CenturyLink”), which we discussed at length in the March 2018 Letter. As a reminder, CenturyLink closed the acquisition of Level 3 Communications, Inc. (“Level 3”) in early November 2017, creating one of the largest enterprise communications companies in the U.S. In the March 2018 Letter, we discussed various factors that had weighed on CenturyLink’s share price performance in the months leading up to the closing of the Level 3 acquisition and expressed our confidence in the outlook for the combined company, which was based on management’s ability to “successfully integrate the two companies, achieve synergies, and drive free cash flow per share growth.” Since our last update, the company has reported two strong quarters, with synergy realization and free cash flow generation pacing well ahead of management’s original guidance. CenturyLink remains one of our largest positions and we continue to be enthusiastic about the company’s prospects.

[2]	Performance data underlying the S&P Growth Index and the S&P Value Index begin in 1992 and 1995, respectively.

[3]	Total return refers to the underlying security’s price appreciation plus reinvested dividends during the Semi-Annual Period. Contribution refers to the total return during the period of the Partners Fund’s ownership within the Semi-Annual Period multiplied by the percentage of the Partners Fund’s net assets that the security represents.

BECK, MACK & OLIVER PARTNERS FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2018

Discovery, Inc.

Discovery, Inc. (“Discovery”) was another major positive contributor during the Semi-Annual Period. As discussed in the March 2018 Letter, we initiated a position in Discovery in early calendar 2018, after having followed the company for many years. We believed that the timing was right given the recently closed acquisition of Scripps Network Interactive, Inc.—which is a transformative transaction that solidifies Discovery’s position as the leading owner of non-fiction video programming—and the company’s compelling valuation. Our investment thesis is further predicated, as we discussed previously, on the ability of management, led by CEO David Zaslav, to “successfully navigate the quickly evolving landscape of video consumption” and we maintain that the global nature of Discovery’s content portfolio will be critical in this regard. Through share price appreciation and the purchase of additional shares, Discovery has become a significant position for the Partners Fund.

Microsoft Corp.

Microsoft Corp. was one of the largest positive contributors during the fiscal year ended March 31, 2018 (+1.48%), and continued to act as a tailwind for investment performance during the Semi-Annual Period. As we discussed in the March 2018 Letter, fundamentals in the enterprise software and cloud services businesses remain strong and Microsoft Corp. continues to be one of the Partners Fund’s largest positions.

Other Positive Contributors

In addition to the three positive contributors discussed above, three other positions—Credit Acceptance Corp.; The Blackstone Group LP; and Apollo Global Management, LLC—each contributed more than +1% to investment performance during the Semi-Annual Period. This follows strong contributions to investment performance from these positions during the fiscal year ended March 31, 2018.4 All six of the positive contributors discussed above remain core holdings of the Partners Fund.

San Juan Basin Royalty Trust

The largest negative contributor to investment performance during the Semi-Annual Period was San Juan Basin Royalty Trust (“San Juan”), which owns royalty interests in certain properties in the San Juan Basin of northwestern New Mexico. San Juan’s total returns have largely been impaired by the bearish outlook for the price of natural gas, which accounts for the vast majority of the reserves underlying the company’s royalty interests. The Partners Fund initiated a position in San Juan during the fiscal year ended March 31, 2015, when the Partners Fund was under former management. While current management has viewed the San Juan position as effectively a “call option” on the price of natural gas, we decided to exit the investment during the Semi-Annual Period in order to fund new investments (see below) and because we did not have a sufficiently differentiated view of the supply and demand fundamentals of the natural gas market. Furthermore, as we have discussed previously (including in the March 2018 Letter), we continue to transition the Partners Fund’s energy sector

[4]	Credit Acceptance Corp. +2.50%; The Blackstone Group LP +0.71%; and Apollo Global Management, LLC +1.44%.

BECK, MACK & OLIVER PARTNERS FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2018

exposure towards investments that have company-specific catalysts and are not unduly correlated with underlying commodity prices.

HomeFed Corp.

HomeFed Corp. (“HomeFed”), which was a negative contributor to investment performance during the Semi-Annual Period, is an owner and developer of residential and mixed-use real estate projects, including Otay Ranch and the Village of Escaya in Chula Vista, CA; Sweetbay in Panama City, FL; and Renaissance Plaza in Brooklyn, NY. We believe that HomeFed is substantially undervalued based on a conservative, bottoms-up valuation of the individual projects, which are in various stages of development, including many that are not yet generating current income. Part of the reason for the undervaluation of the stock (as well as for the volatility in the share price), in our opinion, is its low trading liquidity. It is on account of this low trading liquidity that we have refrained from purchasing additional shares despite our bullish view of the company’s prospects. We would also note that while HomeFed was a meaningful negative contributor to investment performance during the Semi-Annual Period, it did contribute +0.84% to investment performance during the fiscal year ended March 31, 2018. We look forward to updating you on the status of HomeFed’s various projects in future letters.

Anheuser-Busch InBev SA/NV

Anheuser-Busch InBev SA/NV (“Anheuser-Busch”), which was a negative contributor to investment performance during the Semi-Annual Period, has been buffeted by a combination of volatility in emerging markets (where it does a lot of business), negative sentiment in the consumer staples sector, and concerns about the company’s organic growth profile. In short, we view the first two factors as temporary and the third as mostly misplaced. While there are pressures on organic volume growth in some of its more developed markets, especially in the U.S., Anheuser-Busch continues to enjoy a significant degree of pricing power across most of its portfolio and the organic volume trends in emerging markets generally remain favorable. Despite the stock’s recent underperformance, however, we have thus far elected not to purchase additional shares, as we allocate capital to investment ideas in which we have higher levels of conviction.

New & Exited Positions

The table below indicates the two new positions that were initiated and the four positions that were exited during the SemiAnnual Period:

New Positions	Exited Positions
McDermott International, Inc.	Chicago Bridge & Iron Co. NV
Teva Pharmaceutical Industries, Ltd.	Crimson Wine Group, Ltd.
Merck & Co., Inc.
San Juan Basin Royalty Trust

McDermott International, Inc. & Chicago Bridge & Iron Co. NV

In the March 2018 Letter, we discussed the all-stock acquisition of Chicago Bridge & Iron Co. NV (“CBI”) by McDermott International, Inc. (“McDermott”), which closed in May 2018, as expected. At closing, the Partners Fund received shares of McDermott in exchange for its shares of CBI. Since then, McDermott has reported just one (partial) quarter as a

BECK, MACK & OLIVER PARTNERS FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2018

combined company and we believe it is still too soon to determine how successful the merger will turn out to be. However, we also believe that the market’s expectations for the combination are fairly low, which is reflected in the valuation of McDermott stock. And while we do not, in light of our experience with CBI, have endless patience for this position, we are favorably disposed towards McDermott’s management team, whom we have had the opportunity to meet. We look forward to updating you on the McDermott investment in future letters.

Teva Pharmaceutical Industries, Ltd.

During the Semi-Annual Period, we made a new investment in Teva Pharmaceutical Industries Ltd. (“Teva”), which is a manufacturer of generic and branded pharmaceuticals. In the few years prior to our investment, Teva underwent a spectacular fall from grace, with the share price declining from more than $67 in July 2015 to lower than $11 in November 2017. The major factors driving this swoon were: (i) the poorly timed acquisition of Allergan plc’s generics business for nearly $40 billion, which significantly increased the company’s financial leverage; (ii) a pronounced downturn in the U.S. generics market; (iii) the upcoming patent expiration on its largest drug franchise; and (iv) extensive turnover among the senior management team and the board of directors.

We would argue that things truly started to turn around for Teva when it hired Kare Schultz as CEO, who started with the company in November 2017. Prior to joining Teva, Schultz had been the CEO of H. Lundbeck A/S, a Danish pharmaceutical company, and the Chief Operating Officer of Novo Nordisk A/S, a Danish insulin manufacturer. His operational track record at both companies was superlative and he has a well-earned reputation as an effective, no-nonsense operator, which is precisely what we think Teva requires at this juncture in order to achieve long-term success. For many years, Teva was both undermanaged and highly acquisitive, which resulted in substantial inefficiencies with respect to manufacturing operations and corporate functions. Schultz has been methodically rationalizing and taking costs out of the business and is using every dollar of free cash flow to pay down debt. We believe that the turnaround is firmly underway but has a lot of room to run and that, in the meantime, we own a cheap stock with a deleveraging balance sheet and a proven operator at the helm.

Other exited positions

As previously discussed in this letter, we exited the San Juan position during the Semi-Annual Period. We also exited our positions in Crimson Wine Group, Ltd. (“Crimson”) and Merck & Co., Inc. (“Merck”). While we continue to believe that Crimson is undervalued, we decided to exit the position due to a lack of catalysts and the fact that fundamentals in the wine industry have deteriorated somewhat. We exited the Merck position after the stock had undergone significant appreciation in a short period of time and we used the proceeds primarily to fund our new investment in Teva, thereby keeping the Partners Fund’s healthcare exposure largely unchanged.

Other Portfolio Observations

As of the end of the Semi-Annual Period, the Partners Fund held 29 equity positions, with the 10 largest positions representing 53.0% of net assets. This compares to 31 equity positions, with the 10 largest positions representing 50.7% of net assets, as of March 31, 2018.

BECK, MACK & OLIVER PARTNERS FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2018

As of the end of the Semi-Annual Period, the largest sector exposures were financials (27.1% of net assets), healthcare (18.8%), and technology (16.4%) and cash represented less than 1% of net assets.

As of the end of the Semi-Annual Period, the Partners Fund had an estimated net capital loss per share of $4.95, which includes approximately $5.1 million of available short-term capital loss carryforwards and approximately $11.4 million of available long-term capital loss carryforwards.

Outlook & Conclusion

In the current environment, it is rather easy to marshal observations about the financial markets and the broader economy that are conducive to sanguinity about one’s invested capital. For instance:

●	The S&P 500 Index recently reached a new all-time high, volatility remains near its all-time lows, and U.S. economic growth has accelerated in recent quarters.

●	The unemployment rate is below 4% and wage growth has accelerated, while most measures of core inflation are close to the Federal Reserve’s target of 2%.

●	The S&P 500 Index currently trades at a price-to-earnings ratio of approximately 16x based on calendar 2019 estimates, which is only moderately higher than its long-term averages.

An important risk for any investor or fiduciary is that such observations, especially after a nearly decade-long equity bull market and economic expansion, lead to a sense of complacency, which we believe can be quite dangerous. In our view, capital preservation and long-term outperformance, by contrast, require constant vigilance—a heightened alertness as to what could change or go wrong—with respect not only to a particular investment but also to financial markets and the economy more generally.

It was in the spirit of such vigilance that we enumerated, in the March 2018 Letter, half a dozen economic and market-related risks that represented potential threats to the sanguine status quo. None of those risks has since dissipated and to them we could today add others, such as: (i) stress in several emerging markets, including rapid acceleration in inflation and currency depreciation; (ii) the yet unknown impact on economic growth from rising interest rates and energy costs; and (iii) the upcoming midterm elections in the U.S.5 But as we pointed out in the March 2018 Letter: “As long-term fundamental investors, we believe that our core competence is not to predict market or macroeconomic inflection points, but to find and to own high-quality companies that are trading at discounts to their intrinsic value.” As we today seek out such companies, we are, on the margin, placing a somewhat higher priority on those that will outperform in an economic recession. For instance, we think that our recent investment in Teva—where neither the underlying fundamentals of the business nor the specific value-unlocking catalysts that the new CEO is pursing are particularly sensitive to the economic cycle—certainly fits this description. To the extent that we can successfully continue to find such companies, we think that the portfolio will be better positioned to withstand a future downturn without forgoing outperformance should the current environment persist, provided that we stick to our knitting of (i) conservatively and reasonably accurately underwriting company and industry fundamentals and (ii) maintaining strict valuation discipline.

[5]	Neither the risks discussed in the March 2018 Letter nor the additional risks discussed in this letter purport to be anywhere close to an exhaustive set. We have mentioned merely what we regard as some of the more important ones.

BECK, MACK & OLIVER PARTNERS FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2018

Thank you for your continued support.

Yours sincerely,

Robert C. Beck &	Richard C. Fitzgerald

Appendix: Historical Performance

Total returns for the Partners Fund and the S&P 500 Index for the periods ended September 30, 2018, were as follows:

Returns as of 09/30/18	Semi-Annual Period	One Year	Three Years	Five Years	Since 12/01/2009 Reorg*	Ten Years
Beck Mack & Oliver Partners Fund	+11.59%	+16.21%	+13.93%	+4.35%	+9.18%	+6.63%
S&P 500® Index	+11.41%	+17.91%	+17.31%	+13.95%	+13.91%	+11.97%

(Performance data quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 1.76%. However, the Partners Fund’s adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.00% through at least July 31, 2019; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.)

*	Excludes performance prior to the Partners Fund’s reorganization from a limited partnership. See important risks and disclosures regarding performance at the bottom of page 7.

IMPORTANT RISKS AND DISCLOSURE:

There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, noninvestment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 Index and of the Partners Fund includes the reinvestment

BECK, MACK & OLIVER PARTNERS FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2018

of dividends and income. The total return of the Partners Fund includes operating expenses that reduce returns, while the total return of the S&P 500 Index does not include expenses. The Partners Fund is professionally managed while the S&P 500 Index is unmanaged and is not available for investment. It is not possible to invest directly in an index.

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Partners Fund managers as of September 30, 2018, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice.

On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first Fiscal Year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

BECK, MACK & OLIVER PARTNERS FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index® (the “S&P 500”), over the past 10 fiscal years. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of a $10,000 Investment

Beck, Mack & Oliver Partners Fund vs. S&P 500 Index

Average Annual Total Returns Periods Ended September 30, 2018	One Year	Five Year	Ten Year
Beck Mack & Oliver Partners Fund	16.21%	4.35%	6.63%
S&P 500® Index	17.91%	13.95%	11.97%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.76%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to 1.00%, through July 31, 2019 (the “Expense Cap”). During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (800) 943-6786.

BECK, MACK & OLIVER PARTNERS FUND

PORTFOLIO PROFILE

SEPTEMBER 30, 2018

BECK, MACK & OLIVER PARTNERS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Shares	Security Description	Value
Common Stock - 99.5%
Consumer Discretionary - 7.1%
56,000	Discovery, Inc., Class C (a)	$1,656,480
48,000	Liberty Global PLC, Class A (a)	1,388,640
		3,045,120
Consumer Staples - 1.5%
7,000	Anheuser-Busch InBev SA/NV, ADR	612,990
Energy - 13.0%
44,000	Enterprise Products Partners LP	1,264,120
90,000	Matador Resources Co. (a)	2,974,500
33,000	McDermott International, Inc. (a)	608,190
12,000	Schlumberger, Ltd.	731,040
		5,577,850
Financials - 27.1%
70,000	Apollo Global Management, LLC	2,418,500
4,400	Credit Acceptance Corp. (a)	1,927,508
11,500	Enstar Group, Ltd. (a)	2,397,750
16,000	JPMorgan Chase & Co.	1,805,440
16,000	Oaktree Capital Group, LLC	662,400
63,000	The Blackstone Group LP	2,399,040
		11,610,638
Healthcare - 18.8%
12,000	Abbott Laboratories	880,320
24,000	Gilead Sciences, Inc.	1,853,040
48,000	Grifols SA, ADR	1,025,760
9,000	Laboratory Corp. of America Holdings (a)	1,563,120
40,000	RadNet, Inc. (a)	602,000
60,000	Teva Pharmaceutical Industries, Ltd., ADR	1,292,400
4,300	Waters Corp. (a)	837,124
		8,053,764
Industrials - 7.3%
24,000	Armstrong World Industries, Inc. (a)	1,670,400
14,000	Wabtec Corp.	1,468,320
		3,138,720
Real Estate - 3.3%
28,080	Homefed Corp. (a)	1,425,060
Technology - 16.4%
2,000	Alphabet, Inc., Class C (a)	2,386,940
120,000	BlackBerry, Ltd. (a)	1,365,600
21,000	Microsoft Corp.	2,401,770
12,000	QUALCOMM, Inc.	864,360
		7,018,670
Telecommunication Services - 5.0%
101,000	CenturyLink, Inc.	2,141,200
Total Common Stock (Cost $31,063,902)		42,624,012

Shares	Security Description	Exercise Price	Exp. Date	Value
Warrants - 0.0%
75,675	AgroFresh Solutions, Inc. (a) (Cost $171,745)	$11.50	07/31/20	$15,135
Investments, at value - 99.5% (Cost $31,235,647)				$42,639,147
Other Assets & Liabilities, Net - 0.5%				226,291
Net Assets - 100.0%				$42,865,438

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$42,639,147
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$42,639,147

The Level 1 value displayed in this table includes Common Stock and a Warrant. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2018.

See Notes to Financial Statements.

BECK, MACK & OLIVER PARTNERS FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

ASSETS
Investments, at value (Cost $31,235,647)	$42,639,147
Cash	123,592
Receivables:
Fund shares sold	110,000
Investment securities sold	51,699
Dividends and interest	9,266
Prepaid expenses	17,606
Total Assets	42,951,310

LIABILITIES
Payables:
Investment securities purchased	21,531
Fund shares redeemed	20,000
Accrued Liabilities:
Investment adviser fees	9,986
Trustees’ fees and expenses	148
Fund services fees	16,913
Other expenses	17,294
Total Liabilities	85,872

NET ASSETS	$42,865,438

COMPONENTS OF NET ASSETS
Paid-in capital	$47,251,266
Undistributed net investment income	168,349
Accumulated net realized loss	(15,957,677)
Net unrealized appreciation	11,403,500
NET ASSETS	$42,865,438

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,323,247

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$12.90

*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.

BECK, MACK & OLIVER PARTNERS FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2018

INVESTMENT INCOME
Dividend income	$417,216
Interest income	1,008
Total Investment Income	418,224

EXPENSES
Investment adviser fees	204,131
Fund services fees	93,003
Custodian fees	5,096
Registration fees	11,169
Professional fees	19,427
Trustees' fees and expenses	1,977
Other expenses	16,018
Total Expenses	350,821
Fees waived	(146,684)
Net Expenses	204,137

NET INVESTMENT INCOME	214,087

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(374,934)
Net change in unrealized appreciation (depreciation) on investments	4,602,197
NET REALIZED AND UNREALIZED GAIN	4,227,263
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,441,350

See Notes to Financial Statements.

BECK, MACK & OLIVER PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2018	For the Year Ended March 31, 2018
OPERATIONS
Net investment income	$214,087	$455,865
Net realized gain (loss)	(374,934)	1,268,937
Net change in unrealized appreciation (depreciation)	4,602,197	2,970,504
Increase in Net Assets Resulting from Operations	4,441,350	4,695,306

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–	(34,294)
Total Distributions to Shareholders	–	(34,294)

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,065,836	2,901,960
Reinvestment of distributions	–	30,422
Redemption of shares	(1,010,137)	(6,994,229)
Redemption fees	146	199
Increase (Decrease) in Net Assets from Capital Share Transactions	55,845	(4,061,648)
Increase in Net Assets	4,497,195	599,364

NET ASSETS
Beginning of Period	38,368,243	37,768,879
End of Period (Including line (a))	$42,865,438	$38,368,243

SHARE TRANSACTIONS
Sale of shares	87,348	260,983
Reinvestment of distributions	–	2,607
Redemption of shares	(81,721)	(628,561)
Increase (Decrease) in Shares	5,627	(364,971)

(a) Undistributed (distributions in excess of ) net investment income	$168,349	$(45,738)

See Notes to Financial Statements.

BECK, MACK & OLIVER PARTNERS FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six		For the Years Ended March 31,
	Months Ended September 30, 2018		2018	2017	2016	2015	2014
NET ASSET VALUE, Beginning of Period	$11.56		$10.26	$8.98	$12.42	$14.82	$13.76
INVESTMENT OPERATIONS
Net investment income (a)	0.06		0.13	0.08	0.10	0.11	0.04
Net realized and unrealized gain (loss)	1.28		1.18	1.30	(1.57)	(1.70)	1.91
Total from Investment Operations	1.34		1.31	1.38	(1.47)	(1.59)	1.95

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.01)	(0.10)	(0.07)	(0.09)	(0.03)
Net realized gain	–		–	–	(1.90)	(0.72)	(0.86)
Total Distributions to Shareholders	–		(0.01)	(0.10)	(1.97)	(0.81)	(0.89)

REDEMPTION FEES(a)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Period	$12.90		$11.56	$10.26	$8.98	$12.42	$14.82
TOTAL RETURN	11.59	%(c)	12.77%	15.45%	(12.05)%	(10.70)%	14.59%

RATIOS/ SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$42,865		$38,368	$37,769	$34,587	$124,102	$186,315
Ratios to Average Net Assets:
Net investment income	1.05	%(d)	1.17%	0.80%	0.87%	0.75%	0.31%
Net expenses	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (e)	1.72	%(d)	1.76%	1.81%	1.44%	1.29%	1.29%
PORTFOLIO TURNOVER RATE	6	%(c)	19%	26%	50%	41%	32%

(a)	Calculated based on average shares outstanding during each period.

(b)	Less than $0.01 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

BECK, MACK & OLIVER PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 1. Organization

The Beck, Mack & Oliver Partners Fund (the “Fund”) is a non-diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991. The Fund seeks long-term capital appreciation with the preservation of capital.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

BECK, MACK & OLIVER PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of September 30, 2018, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income

BECK, MACK & OLIVER PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

BECK, MACK & OLIVER PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to 1.00%, through at least July 31, 2019. During the period ended September 30, 2018, fees waived were $146,684.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended September 30, 2018 were $2,902,122 and $2,477,847 respectively.

Note 6. Federal Income Tax

As of September 30, 2018, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and the components of net appreciation were as follows:

Gross Unrealized Appreciation	$13,024,592
Gross Unrealized Depreciation	(1,621,092)
Net Unrealized Appreciation	$11,403,500

As of March 31, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	$(16,060,429)
Net Unrealized Appreciation	7,233,251
Total	$(8,827,178)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to equity return of capital, partnerships, grantor trusts and wash sales.

As of March 31, 2018, the Fund has $5,141,993 of available short-term capital loss carryforwards and $10,918,436 of available long-term capital loss carryforwards that have no expiration date.

BECK, MACK & OLIVER PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 7. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Management is currently evaluating the impact that ASU 2018-13 will have on the Funds' financial statements and related disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Fund’s financial statements and related disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

BECK, MACK & OLIVER PARTNERS FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2018

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

BECK, MACK & OLIVER PARTNERS FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2018

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,115.91	$5.30	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

FOR MORE INFORMATION

Investment Adviser

Beck, Mack & Oliver LLC
565 Fifth Ave, 19th Floor
New York, NY 10017

www.beckmack.com

Transfer Agent

Atlantic Fund Services, LLC
P.O. Box 588

Portland, ME 04112

www.altanticfundservices.com

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

www.foreside.com

Beck, Mack & Oliver Partners Fund

P.O. Box 588

Portland, ME 04112
(800) 943-6786
www.beckmack.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

229-SAR-0918

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	11/13/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	11/13/18

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	11/13/18